EMPLOYMENT AGREEMENT
                              (herein "Agreement")



     AGREEMENT effective January 1, 1998, by and between WILBER NATIONAL BANK, a

national   banking   corporation   ("Corporation"),   and   ALFRED  S.   WHITTET

("Executive").

     Corporation desires to employ Executive to devote full time to the business of the Corporation, and Executive desires to be so employed.

     The  parties agree as follows:

     1.   Employment.  Corporation  agrees to employ  Executive,  and  Executive
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          agrees to be so  employed,  in the  capacity  of  President  and Chief

          Executive  Officer.   Employment  shall  be  for  an  indefinite  term

          effective as of January 1, 1998.


     2.   Time and Efforts; Restrictive Covenant. Executive shall diligently and
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          conscientiously  devote his full and exclusive  time and attention and best efforts in discharging his duties as the Corporation's  President

          and  Chief  Executive  Officer.   Executive  shall  not,  directly  or

          indirectly,  alone or as a member of a partnership,  or as an officer,

          director,  member or shareholder of any other entity, be engaged in or concerned with any other commercial duties or pursuits whatsoever that might conflict with the Corporation's  business,  or materially affect

          Executive's  ability to perform his duties or create an  appearance of conflict,  except as may be approved in writing by the Chairman of the

          Board. Provided,  however, that nothing herein shall be interpreted to preclude  Executive from (i)  participating  as an officer or director of, or advisor to, any charitable or other tax exempt  organization or otherwise engaging in charitable, fraternal or trade group activities,

          (ii)  investing his assets as a passive  investor in other entities or business ventures,  provided that he performs no management or similar role with respect to such  entities or ventures,  or (iii)  continuing his  investment  in and  position  as  president  of Five  Mile  Point

          Development Corporation.

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     3.   Board of Directors.  Executive shall at all times discharge his duties
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          in consultation  with, and under the supervision of, the Corporation's

          Board of Directors. In the performance of his duties,  Executive shall make his principal office in such place as the Corporation's  Board of

          Directors and Executive may from time to time agree.


     4.   Compensation and Benefits.
          -------------------------

          a.   For the  Corporation's  fiscal  year  beginning  January 1, 1998,

               Corporation  shall  pay to  Executive  as  compensation  for  his services  an annual  salary of  $157,600.00  subject to all rules related to  withholding.  This amount shall be paid over the year in the same manner and time intervals as other senior  executives of the Corporation are paid. In addition to the salary  Executive shall be entitled to such  incentive  bonuses as may from time to time be awarded by the Board or any Committee thereof acting as a compensation committee.

          b.   Later Years.  During the  subsequent  fiscal  years,  Corporation
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               shall pay to Executive  as  compensation  for his  services  that amount which is set by the Board or any Committee  thereof acting as a compensation  committee but in no event less than the salary established pursuant to Section 4(a) hereof.

          c.   Benefits.  During  Executive's  employment the Corporation  shall
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               provide to Executive such benefits,  including medical insurance,

               vacation, sick leave, life insurance and the right to participate in such retirement or pension plans,  as are generally  available to senior  executive  officers and  employees of the  Corporation from time to time.

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     5.   Expenses.
          --------

          a.   Reimbursement.  The Corporation shall reimburse Executive for all
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               reasonable  and necessary  expenses  incurred in carrying out his duties under this Agreement.  Executive shall promptly present to the Corporation an itemized  account of such expenses in any form required by the Corporation.

          b.   Automobile.  The Corporation  recognizes the Executive's need for
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               an automobile for business purposes. It, therefore, shall provide

               the  Executive   with  an   automobile,   including  all  related

               maintenance,  repairs, insurance, and other costs. The automobile and  related  costs  shall  be  comparable  to  those  which  the

               Corporation presently provides the Executive.

          c.   Oneonta County Club  Membership.  The Corporation  recognizes the
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               Executive's need for a place to meet and entertain the community,

               customers and  constituencies  and deems a county club membership as  the  most  effective  way  to  accomplish  that  purpose.  It therefore  shall pay the dues for  Executive's  membership in the

               Oneonta  Country Club and for Executive's  expenses  incurred for business  purposes  and  allowable  under  Corporation's  expense reimbursement policies.

     6.   Illness and Disability.  In the event any injury,  illness or accident
          ----------------------
          renders  Executive   permanently   totally   disabled,   Corporation's

          obligations under this Agreement shall terminate immediately after the determination of total disability subject only to obligations  assumed relative to disability.

          The  Corporation has in existence a bank policy whereby it supplements a short-term disability insurance policy during 26 weeks of short-term disability and Corporation covenants that it will continue to maintain the same or a similar insurance policy and will maintain for Executive the same bank policy to supplement the insurance policy.

          If,  during  the term of this  Agreement,  Executive  is  absent  from employment because of injury,  illness,  or any other incapacity,  for more  than 26  weeks in the  aggregate  in any 12  month  period,  the

          Corporation shall not be obligated to pay him any compensation for any period of absence  that exceeds 26 weeks in any 12 month  period,  and may, upon 3 days notice to Executive, terminate this Agreement. In the event of such termination,  the Corporation shall pay to Executive his compensation  as provided by the aforesaid  bank policy up to the date of  termination  and  Executive  shall  not be  entitled  to any other payment except as may be provided in any policy of insurance providing for long-term disability.

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7.   Termination.
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          a.   Notwithstanding other provisions herein,  Executive serves at the pleasure of the Board of  Directors  of the  Corporation  and the

               Corporation may,  without cause,  terminate this Agreement at any time by giving not less than 30 days  advance  written  notice to

               Executive.  In that event, the Corporation shall pay to Executive

               his  compensation   (including   benefits)  up  to  the  date  of

               termination and for one (1) year thereafter.  Executive shall not be  entitled to any other  payment  from  Corporation  except for amounts of  compensation  previously  deferred  or as  separately agreed to in writing.

          b.   The right of Corporation  to terminate  Executive is not affected or diminished by any separate  Severance  Compensation  Agreement

               Executive may have with The Wilber Corporation.

          c.   Executive may terminate  this Agreement at any time by giving not less than 30 days notice to the  Corporation.  In that event, the

               Corporation  shall pay Executive his  compensation up to the date of  termination.  Executive  shall not be  entitled  to any other payment  from  Corporation  except for  amounts  of  compensation previously deferred.

          d.   The  Corporation may terminate  Executive's  employment for cause which for the purposes of this paragraph is defined as follows:

               (i)  The  willful  and  continued  failure  of the  Executive  to

                    substantially    perform   the   Executive's   duties   with

                    Corporation  (other  than any such  failure  resulting  from incapacity  due to  physical  or  mental  illness),  after a written demand for  substantial  performance is delivered to the Executive by the Board of Corporation which specifically identifies  the manner in which the Board  believes that the

                    Executive has not  substantially  performed the  Executive's duties;

               (ii) The willful  engaging by the Executive in illegal conduct or

                    gross   misconduct  which  is  materially  and  demonstrably

                    injurious to the Corporation;

               (iii)Personal   dishonesty   or  breach  of  fiduciary   duty  to

                    Corporation  that in wither case  results or was intended to result in personal profit to the Executive at the expense of

                    Corporation; or

               (iv) Willful violation of any law, rule or regulation (other than traffic  violations,  misdemeanors,  or similar offenses) or cease-and-desist order, court order, judgment or supervisory

                    Agreement,  which  violation is materially and  demonstrably injurious to Corporation.

               (v)  Violation of provisions set forth in Paragraph 2.

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     For  purposes of the  preceding  clauses,  no act or failure to act, on the part of the Executive,  shall be considered "willful" unless it is done, or omitted to be done,  by the  Executive in bad faith and without  reasonable belief that the Executive's action or omission was in the best interests of the  Corporation.  Any act,  or failure to act,  based upon prior  approval given by the  Board of  Corporation  or upon the  instructions  or with the approval  of the  Executive's  superior or based upon the advice of counsel for Corporation,  shall be conclusively  presumed to be done, or omitted to be done,  by the  Executive in good faith and in the best  interests of the

     Corporation.

     Notwithstanding  the foregoing,  the Executive  shall not be deemed to have been  terminated  by  Corporation  for cause  unless and until  there shall been delivered  to  the  Executive  a  copy  of a  resolution  duly  adopted  by  the affirmative  vote of not  less  than a  majority  of the  entire  membership  of

Corporation's  Board of Directors at a meeting of Corporation's Board called and held  for  the  purpose  (after  reasonable  notice  to  the  Executive  and  an opportunity  for the Executive,  together with the  Executive's  counsel,  to be heard before  Corporation's  Board),  finding that in the good faith  opinion of said Board,  the  Executive  had acted or failed to act in a manner set forth in

Section 7(d) and specifying the particulars thereof in detail.

     A  termination  pursuant  to this  Section 7 is not  intended to impair the payment of  benefits  to which  Executive  is then  legally  entitled  under any retirement or pension plan maintained by the Corporation.


     8.   Notices.  All  notices  required or  permitted  to be given under this
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          Agreement shall be given by certified mail, return receipt  requested,

          to the parties at the following  addresses or to such other  addresses as either may designate in writing to the other party:


                               If to Corporation:

                                  Wilber National Bank
                                  245 Main St.
                                  Oneonta, NY 13820

                                If to Executive:

                                  Alfred S. Whittet
                                  132 Forest Lane
                                  West Oneonta, NY 13861

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     9.   Governing  law.  This  Agreement  shall be  construed  and enforced in
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          accordance with the laws of the State of New York.

     10.  Entire contract.  This Agreement  constitutes the entire understanding
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          and Agreement between the Corporation and Executive with regard to all

          matters  herein.   There  are  no  other  agreements,   conditions  or

          representations,  oral or  written,  express or  implied,  with regard thereto. However, the parties acknowledge that there may be a separate

          Severance  Compensation  Agreement  between  Executive  and The Wilber

          Corporation.  This Agreement may be amended only in wiring,  signed by both parties.

     11.  Non-waiver.  A delay or  failure by either  party to  exercise a right
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          under this  Agreement,  or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

     12.  Headings.  Headings in this  Agreement  are for  convenience  only and
          --------
          shall not be used to interpret or construe its provisions

     13.  Counterparts.   This   Agreement  may  be  executed  in  two  or  more
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          counterparts,  each of which  shall be deemed an  original  but all of which together shall constitute one and the same Agreement.

     14.  Arbitration.  Any controversy or claim arising out of, or relating to,
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          this  Agreement  or its  breach,  shall be settled by  arbitration  in accordance  with  the  governing  rules  of the  American  Arbitration

          Association  to be held in  Oneonta,  New  York,  with  New  York  law applying. Judgment upon the award rendered may be entered in any court of competent jurisdiction.

     15.  Assignment. This Agreement shall inure to the benefit of, and shall be
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          binding  upon,  the  Corporation,  its  successors,  or assigns.  This

          Agreement may not be assigned by Executive.

     16.  Anti-Competition   Covenant.  In  the  event  of  termination  of  his
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          employment by Executive  pursuant to Paragraph 7(c) or by Corporation,

          for cause as defined in Paragraph 7(d),  Executive agrees that he will not work for a competitor of  Corporation  which has an office that is located within  seventy-five  (75) miles of Oneonta,  New York, either directly as an employee or indirectly as an independent  contractor or otherwise, for a period of one (1) year from the effective date of the termination of his employment.

          In witness whereof  Corporation  has by an appropriate  officer signed and Executive has signed this Agreement as of the above date.

                                                     WILBER NATIONAL BANK

                                                     By: /s/ Brian R. Wright
                                                        ------------------------
                                                     Name:   Brian R. Wright
                                                             Title:  Chairman


                                                     /s/ Alfred S. Whittet
                                                        ------------------------
                                                        Alfred S. Whittet,
                                                        Executive